UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XILIO THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Your Vote Counts! XILIO THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 8, 2022 11:59 PM ET XILIO THERAPEUTICS, INC. 828 WINTER STREET, SUITE 300 WALTHAM, MA 02451 D79096-P72692 You invested in XILIO THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2022. Get informed before you vote View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the Meeting Vote by June 8, 2022 11:59 PM EDT www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2022 4:00 PM EDT Visit: www.virtualshareholdermeeting.com/XLO2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D79097-P72692 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect each of the Class I directors nominated by our Board of Directors to serve for three-year terms expiring at our 2025 Annual Meeting of Shareholders and until such director’s successor has been duly elected and qualified. Nominees: 01) René Russo 02) Sara Bonstein For 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For Note: The proxies are authorized to vote, in their discretion, on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.